UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2021

Aterian, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aterian, Inc.
37 East 18th Street, 7th Floor
New York, NY 10003
(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681

(Registrant’s telephone number, including area code)

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Acquisition of Assets from Squatty Potty, LLC

Asset Purchase Agreement

On May 5, 2021 (the “Closing Date”), Aterian, Inc. (the “Company”) and its wholly owned subsidiary Truweo, LLC, a Delaware limited liability company (“Acquisition Sub” and together with the Company, “Purchaser”), entered into and closed the transactions contemplated by that certain Asset Purchase Agreement (the “Asset Purchase Agreement”) with Squatty Potty, LLC, a Delaware limited liability company (“APA Seller”), and, only for the purposes of certain sections thereof, the key owners of APA Seller that are party thereto. Pursuant to the Asset Purchase Agreement, Purchaser, among other things, purchased and acquired certain of APA Seller’s assets related to APA Seller’s retail and ecommerce business under the brands Squatty Potty and Pootanicals (among others), which businesses are conducted through certain physical locations, virtual channels or websites, including amazon.com and squattypotty.com (such businesses collectively, the “Business” and the asset purchase, the “Asset Purchase”), and assumed certain liabilities of APA Seller.

As consideration for the Asset Purchase, Purchaser paid to APA Seller $19,040,008.71 in cash (the “APA Cash Purchase Price”).

In addition to the APA Cash Purchase Price, following the Closing, APA Seller is also entitled to receive (i) up to a maximum of $3,983,104 (the “SP 2020 EBITDA Amount”), subject to achievement of certain contribution margin levels of the Business for the 12 month period ending on December 31, 2021, and (ii) a minimum of the SP 2020 EBITDA Amount and up to a maximum of $7,966,208 (or 2X the SP 2020 EBITDA Amount), subject to certain conditions in connection with the services to be performed under the Transition Services Agreement (as defined below), in each case as more fully described below.

Pursuant to the terms of the Asset Purchase Agreement if the aggregate contribution margin of the Business for the 12 month period ending on December 31, 2021 (the “Realized CM”) is (i) equal or greater than $5,835,000 (the “Target CM”), then APA Seller shall be entitled to receive up to the SP 2020 EBITDA Amount or (ii) less than the Target CM, but equal to or greater than 85% of the Target CM, then APA Seller shall be entitled to receive an amount equal to (A) (x) Realized CM divided by (y) Target CM, multiplied by (B) the SP 2020 EBITDA Amount. The amount payable to APA Seller pursuant to either of the immediately preceding clauses (i) and (ii), as and if applicable, may be paid by the Company in the form of either cash, shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), or a combination thereof, at the election of APA Seller, and any shares of Common Stock so issued are referred to herein as the “APA Earn-Out Shares”.

Pursuant to the terms of the Asset Purchase Agreement, as partial consideration for the services performed pursuant to the Transition Services Agreement, (i) on the date that is three months following the Closing Date, Purchaser shall pay to APA Seller an amount equal to the SP 2020 EBITDA Amount and (ii) if the date on which the Transition Services Agreement terminates in accordance with its terms occurs prior to the date that is six months following the Closing Date, Purchaser shall pay to APA Seller an amount equal to the SP 2020 EBITDA Amount. The amounts payable to APA Seller pursuant to the immediately preceding clauses (i) and (ii), as and if applicable, may be paid by the Company in the form of either cash, shares of Common Stock, or a combination thereof, at the election of APA Seller, and any shares of Common Stock so issued are referred to herein as the “Transition Payment Shares” and together with the APA Earn-Out Shares, the “APA Shares”.

At any time the APA Seller elects to receive APA Shares, the number of shares issued in respect thereof will be based on a per share price equal to the lesser of the volume weighted average closing price of Common Stock for the 15 trading days immediately prior to the (x) Closing Date and (y) applicable payment date (rounded down to the nearest whole share). The aggregate maximum number of shares of Common Stock that are issuable under the Asset Purchase Agreement and any other transaction document contemplated thereby (including the Consulting Agreements (as defined below)) is 3,059,258 shares, which represents less than 9.99% of the total number of shares of Common Stock issued and outstanding immediately prior to the closing of the Asset Purchase.

The Asset Purchase Agreement contains customary representations, warranties and covenants of the Purchaser and APA Seller. Subject to certain customary limitations, APA Seller agreed to indemnify the Company and its officers, directors, employees and other authorized agents against certain losses related to, among other things, breaches of APA Seller’s representations, warranties, covenants and agreements as well as any excluded liabilities described therein.

In connection with the Asset Purchase, the Company also agreed, pursuant to the Asset Purchase Agreement, to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) for the purpose of registering for resale any APA Shares. Under the Asset Purchase Agreement, the Company is required to file such registration statement with the SEC within 60 days following the date on which any such APA Shares are issued to APA Seller.

The foregoing summary of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement that is filed herewith as Exhibit 2.1.

The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Asset Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Asset Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Asset Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Voting and Standstill Agreement

In connection with the Asset Purchase, on May 5, 2021, APA Seller entered into a Voting and Standstill Agreement with the Company (the “Voting Agreement”), pursuant to which APA Seller agreed that from the Closing Date until the date that is the second anniversary thereof, so long as it and its affiliates collectively beneficially own any voting securities of the Company, except pursuant to a negotiated transaction with APA Seller approved by the board of directors of the Company (the “Board”), APA Seller will not (and will cause its affiliates not to) in any manner, directly or indirectly, among other things: (a) make, effect, initiate, cause or participate in (1) any acquisition of beneficial ownership of any securities of the Company or any securities of any subsidiary or other affiliate of the Company if such acquisition would result in APA Seller and its affiliates collectively beneficially owning 15% or more of the then outstanding voting securities of the Company, (2) any Company acquisition transaction, (3) any “solicitation” of “proxies” (as those terms are defined in Rule 14a-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) or consents with respect to any securities of the Company or (4) frustrate or seek to frustrate any Company acquisition transaction proposed or endorsed by the Company; (b) recommend, nominate or seek to nominate any person to the Board or otherwise act, alone or in concert with others, to seek to control or influence the management, the Board or policies or governance of the Company; (c) demand an inspection of the Company’s books and records whether pursuant to Section 220 of the General Corporation Law of the State of Delaware or otherwise; (d) institute, solicit, assist or join any litigation, arbitration or other proceeding against or involving the Company or any of its current or former directors or officers (including derivative actions); or (e) agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, any of the foregoing actions, or assist, induce or encourage any other person to take any of the foregoing actions.

In addition, pursuant to the Voting Agreement and at all times prior to the termination date thereunder, APA Seller shall timely vote in person or by proxy at each annual or special meeting of the Company’s stockholders all shares of Common Stock held by APA Seller in accordance with the recommendations of the Board on each matter presented to the Company’s stockholders at such meeting or in any consent solicitation as set forth in the applicable definitive proxy statement, including without limitation the election, removal and/or replacement of directors.

The foregoing summary of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement that is filed herewith as Exhibit 10.1.

Consulting Agreements

In connection with the Asset Purchase Agreement and as of the Closing Date, Aterian Group, Inc. (“Acquisition Sub Parent”) entered into consulting agreements (the “Consulting Agreements”) with each of Bernie Kropfelder, Tani Alger and Jeff Ela (collectively, the “Consultants”). The Consultants will provide certain consulting services to Acquisition Sub Parent and its subsidiaries for up to six months and in consideration of such services and subject to the conditions set forth in the Consulting Agreements, the Company may issue up to a maximum of 26,578 shares of Common Stock to the Consultants in the aggregate (the “Consulting Shares”). As provided in the Consulting Agreements, if the Consultant is not an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), such Consultant may receive cash in lieu of shares of Common Stock pursuant to the terms of the Consulting Agreement. The Consultants shall have piggy-back registration rights with respect to any such Consulting Shares.

The foregoing description of the Consulting Agreements does not purport to be complete and is qualified in its entirety to the full text of the Consulting Agreements that are filed herewith as Exhibits 10.2, 10.3 and 10.4.

Transition Services Agreement

In connection with the Asset Purchase and of as the Closing Date, Acquisition Sub entered into that certain Transition Services Agreement (the “Transition Services Agreement”) with APA Seller. Pursuant to the Transition Services Agreement, APA Seller will provide certain transition services to Acquisition Sub for fees that will not exceed $122,766 per billing period, which period is 15 days. Such fees are in addition to the amounts that may become payable to APA Seller as partial consideration for the services performed pursuant to the Transition Services Agreement (as described above under the heading “Asset Purchase Agreement”). Acquisition Sub is entitled to reduce the services provided under the Transition Services Agreement (in whole or in part) immediately upon written notice to the APA Seller. Unless earlier terminated by the parties in accordance with the terms thereof, the Transition Services Agreement will terminate on the date that is the six month anniversary of the Closing Date.

The foregoing description of the Transition Services Agreement does not purport to be complete and is qualified in its entirety to the full text of the Transition Services Agreement that is filed herewith as Exhibit 10.5.

Acquisition of Photo Paper Direct Ltd

Stock Purchase Agreement

On May 5, 2021, Purchaser also entered into and closed the transactions contemplated by that certain Stock Purchase Agreement (the “Stock Purchase Agreement” and such closing, the “SPA Closing”), by and between Photo Paper Direct Ltd, a private limited company organized under the laws of England and Wales (“PPD”), Josef Eitan (“Owner”), and Ran Nir (“Beneficial Owner” and together with Owner, separately and collectively, “SPA Seller”). Pursuant to the Stock Purchase Agreement, Purchaser acquired 100% of the outstanding share capital of PPD (the “Stock Purchase”).

As consideration for the Stock Purchase, Purchaser paid a total of £9,865,745.35 in cash (the “SPA Cash Purchase Price”) and issued a total of 704,548 shares of Common Stock to Owner and Beneficial Owner, the cost basis of which was $15.72 (such basis being the closing price per share of Common Stock on May 5, 2021, as reported on The Nasdaq Stock Market LLC) (the “SPA Closing Shares”).

In addition to the SPA Cash Purchase Price and the SPA Closing Shares, the Stock Purchase Agreement provides that Owner and Beneficial Owner shall be entitled to receive the following payments if PPD’s EBITDA for the 12 month period ending December 31, 2021 (the “PPD 2021 EBITDA”) equals or exceeds PPD’s EBITDA for the 12 month period ended December 31, 2020 (the “PPD 2020 EBITDA”):

•

If the PPD 2021 EBITDA equals or exceeds PPD 2020 EBITDA but is less than 120% of the PPD 2020 EBITDA, an aggregate amount in cash equal to 115% of the PPD 2021 EBITDA and an aggregate number of additional shares of Common Stock equal to (x) 35% of the PPD 2021 EBITDA, divided by (y) the volume-

weighted average closing price per share of Common Stock, as reported on The Nasdaq Stock Market LLC, for the 15 days ending on the trading day immediately prior to the issuance of the SPA Earn-out Shares (the “SPA Earn-Out Price”).

•

If the PPD 2021 EBITDA exceeds 120% of the PPD 2020 EBITDA, an aggregate amount in cash equal to 150% of the PPD 2021 EBITDA and an aggregate number of additional shares of Common Stock equal to (x) 50% of the PPD 2021 EBITDA, divided by (y) the SPA Earn-Out Price.

Any additional shares of Common Stock issued in respect of the foregoing earn-out payments are referred to herein as the “SPA Earn-Out Shares” and together with the SPA Closing Shares, the “SPA Shares”. For the avoidance of doubt, if the PPD 2021 EBITDA is less than the PPD 2020 EBITDA, no additional payments will be made to Owner or Beneficial Owner.

The Stock Purchase Agreement contains customary representations, warranties and covenants of Purchaser and SPA Seller. Subject to certain customary limitations, SPA Seller agreed to indemnify the Company and its officers, directors, employees and other authorized agents against certain losses related to, among other things, breaches of SPA Seller’s representations, warranties, covenants and agreements.

The foregoing summary of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement that is filed herewith as Exhibit 2.2.

The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Stock Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Stock Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Stock Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Shareholder Agreements

In connection with the Stock Purchase, on May 5, 2021, the Company entered into a Shareholder Agreement with each of Owner and Beneficial Owner (the “Shareholder Agreements”), pursuant to which, commencing on the Closing Date and ending on the fifth anniversary thereof, Owner and Beneficial Owner each agreed that for so long as they and their affiliates collectively beneficially own any voting securities of the Company, except pursuant to a negotiated transaction with Owner or Beneficial Owner approved by the Board, Owner and Beneficial Owner will not (and will cause their respective affiliates not to) in any manner, directly or indirectly, among other things: (i) make, effect, initiate, cause or participate in (a) any acquisition of beneficial ownership of any securities of the Company or any securities of any subsidiary or other affiliate of the Company if such acquisition would result in such Person and its affiliates collectively beneficially owning 10% or more of the then outstanding voting securities of the Company, (b) any Company acquisition transaction, (c) any “solicitation” of “proxies” (as those terms are defined in Rule 14a-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) or consents with respect to any securities of the Company or (d) frustrate or seek to frustrate any Company acquisition transaction proposed or endorsed by the Company or take any action which might force the Company to make a public announcement regarding any of the foregoing actions; (ii) recommend, nominate or seek to nominate any person to the Board or otherwise act, alone or in concert with others, to seek to control or influence the management, the Board or policies or governance of the Company; (iii) request or propose that the Company (or its directors, officers, employees or agents) directly or indirectly, amend or waive any provision of the Shareholder Agreements; (iv) demand an inspection of the Company’s books and records whether pursuant to Section 220 of the General Corporation Law of the State of Delaware or otherwise; (v) institute, solicit, assist or join any litigation, arbitration or other proceeding against or involving the Company or any of its current or former directors or officers (including derivative actions) other than to enforce the provisions of the Shareholder Agreements or any rights available to such Person under the Stock Purchase Agreement; (vi) agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, any of the foregoing actions; (vii) assist, induce or encourage any other person to take any of the foregoing actions; (viii) enter into any discussions, negotiations, agreements, understandings or arrangements with any third party with respect to the taking of any of the foregoing actions; or (ix) take any action challenging the validity of the terms of the foregoing unless the Company is challenging the validity or enforceability of the Shareholder Agreements.

Pursuant to the Shareholder Agreements and at all times prior to the termination date thereunder, each of Owner and Beneficial Owner shall timely vote in person or by proxy at each annual or special meeting of the Company’s stockholders all shares of Common Stock held by such Person in accordance with the recommendations of the Board on each matter presented to the Company’s stockholders at such meeting or in any consent solicitation as set forth in the applicable definitive proxy statement, including without limitation the election, removal and/or replacement of directors.

In connection with the Stock Purchase, the Company also agreed, pursuant to the Shareholder Agreements, to use commercially reasonable efforts to register the SPA Shares with the SEC pursuant to a shelf registration statement in connection with certain piggy back registration rights granted to the Owner and Beneficial Owner thereunder, in each case subject to the exceptions and limitations set forth in the Shareholder Agreements.

The foregoing summary of the Shareholder Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholder Agreements that are filed herewith as Exhibit 10.6 and Exhibit 10.7.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Asset Purchase is incorporated herein by reference into this Item 2.01.

Item 3.02. Unregistered Sale of Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety.

Shares Issued in Connection with the Asset Purchase

At any time Transition Payment Shares are issued to APA Seller and in the event that any APA Earn-Out Shares are issued to APA Seller, such shares will be issued by the Company to APA Seller in reliance upon on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder. APA Seller represented that it was an “accredited investor,” as defined in Regulation D, and will acquire the Transition Payment Shares and any APA Earn-Out Shares (if any) for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

In the event that any Consulting Shares are issued to Consultants, such shares will be issued by the Company to Consultants in reliance upon on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder and the Consultants’ representations that such Consultant is an “accredited investor,” as defined in Regulation D, and is acquiring the Consulting Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. As noted above, if any Consultant is not an “accredited investor” as defined in Regulation D under the Securities Act, such Consultant may receive cash in lieu of shares of Common Stock pursuant to the terms of the Consulting Agreement.

Except for the registration rights contemplated by the Asset Purchase Agreement and the piggy-back registration rights contemplated by the Consulting Agreements, the APA Earn-Out Shares (if any), the Consulting Shares (if any) and the Transition Payment Shares will not be, registered under the Securities Act and the APA Shares and the Consulting Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Shares Issued in Connection with the Stock Purchase

The SPA Closing Shares were offered and sold on May 5, 2021 in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder or Regulation S, to the extent applicable. In the event that any SPA Earn-Out Shares are issued to Owner and Beneficial Owner, such shares will be issued by the Company to the Owner and the Beneficial Owner in reliance upon on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder or Regulation S, to the extent applicable. Each of Owner and Beneficial Owner represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the SPA Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Except for the registration rights contemplated by the Shareholder Agreements, the SPA Closing Shares have not been, and the SPA Earn-Out Shares (if any) will not be, registered under the Securities Act and the SPA Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

2.1*	Asset Purchase Agreement, dated May 5, 2021, by and among (i) Aterian, Inc. and Truweo, LLC, as Purchaser, (ii) Squatty Potty, LLC, and (iii) for the purposes of Section 5.7, Section 5.8, Section 5.11, Section 5.13 and Article VII, Edwards SP Holdings, LLC, Team Lindsey, LLC, SLEKT Investments, LLC, Sachs Capital Fund II, LLC, Sachs Capital-Squatty, LLC and Bevel Acquisition II, LLC

2.2*	Stock Purchase Agreement, dated May 5, 2021, by and among (i) Aterian, Inc. and Truweo, LLC, as Purchaser, (ii) Photo Paper Direct Ltd, (iii) Josef Eitan, and (iv) Ran Nir

10.1	Voting and Standstill Agreement, dated May 5, 2021, by and between Aterian, Inc. and Squatty Potty, LLC

10.2+	Consulting Agreement, dated May 5, 2021, by and between Aterian Group, Inc. and Bernie Kropfelder

10.3+	Consulting Agreement, dated May 5, 2021, by and between Aterian Group, Inc. and Tani Alger

10.4+	Consulting Agreement, dated May 5, 2021, by and between Aterian Group, Inc. and Jeff Ela

10.5+	Transition Services Agreement, dated May 5, 2021, by and between Squatty Potty, LLC and Truweo, LLC

10.6	Shareholder Agreement, dated May 5, 2021, by and between Aterian, Inc. and Josef Eitan

10.7	Shareholder Agreement, dated May 5, 2021, by and between Aterian, Inc. and Ran Nir

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*

Non-material schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

+

Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

Date: May 11, 2021	By:	/s/ Yaniv Sarig
Name: Yaniv Sarig
Title: President and Chief Executive Officer